UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2014

Molycorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34827	27-2301797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 843-8040

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07.                  Submission of Matters to a Vote of Security Holders.

On June 25, 2014, Molycorp, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for the proposals submitted for a vote of stockholders at the Annual Meeting are set forth below. The proposals below are described in more detail in the Company’s definitive proxy statement filed on May 13, 2014 for the Annual Meeting and the supplement to the definitive proxy statement filed on June 18, 2014.

Proposal 1. The stockholders elected Russell D. Ball, Charles R. Henry and Dr. Michael Schwarzkopf as directors of the Company to serve until the 2017 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal. The voting results were as follows:

Name	For	Withhold	Broker Non-Votes
Russell D. Ball	66,257,567	59,711,416	65,699,726
Charles R. Henry	117,637,249	8,331,734	65,699,726
Dr. Michael Schwarzkopf	121,926,774	4,042,209	65,699,726

Proposal 2. The stockholders approved on a non-binding advisory basis, the compensation of the named executive officers of the Company. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
116,037,350	8,170,653	1,760,980	65,699,726

Proposal 3. The stockholders approved the Molycorp, Inc. Amended and Restated 2010 Equity and Performance Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
113,860,623	10,633,559	1,474,501	65,699,726

Proposal 4. As this proposal did not achieve the support of the minimum number of votes required, being at least 66 2/3% of the Company's outstanding stock, the approval of amendments to the amended and restated certificate of incorporation, as amended, and by-laws to declassify the board of directors did not pass. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
121,657,495	2,818,666	1,492,822	65,699,726

Proposal 5. As this proposal did not achieve the support of the minimum number of votes required, being at least 66 2/3% of the Company's outstanding stock, the approval of amendments to the amended and restated certificate of incorporation, as amended, and by-laws to adopt majority voting in uncontested director elections did not pass. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
120,688,262	3,918,808	1,361,913	65,699,726

Proposal 6. The stockholders approved the amendment to the amended and restated certificate of incorporation, as amended, to increase the number of authorized shares of common stock, $0.001 par value per share, from 350 million to 700 million, which results in an increase in the total number of authorized shares of capital from 355 million to 705 million. The voting results were as follows:

For	Against	Abstain
159,484,062	30,105,761	2,078,886

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.

	By:	/s/ Kevin W. Johnson
		Name:	Kevin W. Johnson
		Title:	Executive Vice President and General Counsel

Date: June 26, 2014